THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M
Lincoln VULCV, Lincoln VULCV-II, Lincoln VULDB, MoneyGuard® VUL

Lincoln Life Flexible Premium Variable Life Account R
Lincoln SVUL, Lincoln SVUL-II

Lincoln Life Flexible Premium Variable Life Account S
Lincoln CVUL

Lincoln Life Flexible Premium Variable Life Account K
Multi-Fund® Variable Life

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Flexible Premium Variable Life Account M
Lincoln VULCV, Lincoln VULDB

LLANY Separate Account R for Flexible Premium Variable Life Insurance
Lincoln SVUL

Supplement dated September 24, 2025 to the Prospectus

This Supplement outlines a change to the investment options under your variable life insurance policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged.

The Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) has approved an Agreement and Plan of Reorganization to merge the LVIP Macquarie Wealth Builder Fund (the “Fund”) with and into the LVIP Structured Moderate Allocation Fund (the “Acquiring Fund”), a series of the Trust (the “Reorganization”). The Reorganization is not expected to be a taxable event for the Policy Owners. More information about the Acquiring Fund and the Reorganization was distributed to Policy Owners invested in the Fund as of the close of business on July 31, 2025. The Fund’s Reorganization is expected to be completed on or about October 31, 2025 (“Closing Date”).

At any time prior to the Closing Date, Policy Owners may transfer out of the Fund consistent with the transfer provisions of the applicable variable life insurance policy. Policy Owners may transfer into any other available investment options under their Policy. Please see your product prospectus for information about other funds available for investment within your product and for more information on transfers, including any restrictions on transfers into the Fund before the Closing Date.  The investment objectives, policies, and risks of the Acquiring Fund are similar to those of the Fund.

As a result of this merger, the following fund will be added as an investment option to your Policy on or about October 31, 2025:

•	LVIP Structured Moderate Allocation Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.

For complete details relating to the funds, including fees and expenses, please refer to the fund’s prospectus. You can obtain information at no cost by contacting your registered representative or by sending an email request to CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.